UNITED STATES
SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 4, 2020

CRIMSON WINE GROUP, LTD.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54866	13-3607383
(State or Other Jurisdictionof Incorporation)	(Commission FileNumber)	(IRS EmployerIdentification No.)

2700 Napa Valley Corporate Drive, Suite B, Napa, California	94558
(Address of Principal Executive Offices)	(Zip Code)

(800) 486-0503
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.

4818-4989-0995.1

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2020, Crimson Wine Group, Ltd. (the "Company") notified Michael Cekay that his employment as Senior Vice President of Global Sales of the Company would be terminated effective February 5, 2020. The Company announced that it is immediately commencing a search to fill the Senior Vice President of Global Sales position.

On February 6, 2020, the Company entered into a severance agreement with Mr. Cekay (the “Severance Agreement”) specifying the terms of Mr. Cekay’s termination of service with the Company. Pursuant to the terms of the Severance Agreement, which includes a general release of claims by Mr. Cekay in favor of the Company, the Company will pay Mr. Cekay an amount equal to 26 weeks of Mr. Cekay’s regular base salary in effect on his departure date (which is a gross amount of $145,000), which will be paid bi-weekly pursuant to the Company’s regular pay schedule. In addition, the Company will pay Mr. Cekay a lump sum payment equal to $5,468.22, less certain required deductions, which is intended to represent approximately three months of what is charged to COBRA qualified beneficiaries for the same medical coverage options elected by Mr. Cekay immediately prior to his departure date.

The Severance Agreement also provides that Mr. Cekay will comply with certain confidentiality and non-solicitation covenants. The Severance Agreement also includes a mutual non-disparagement covenant between Mr. Cekay and the Company.

The foregoing description is qualified in its entirety by reference to the text of the Severance Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No. Description
10.1   Severance Agreement dated February 6, 2020, by and between Crimson Wine Group, Ltd. and Michael Cekay

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2020

CRIMSON WINE GROUP, LTD.

By: /s/ Karen Diepholz
Name: Karen Diepholz
Title: Chief Financial Officer

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